Exhibit 32.1

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the accompanying Quarterly Report of Noble Energy, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2010 (the “Report”), I, Charles D. Davidson, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 29, 2010	/s/ Charles D. Davidson
Charles D. Davidson
Chief Executive Officer